                                                                   EXHIBIT 10.36

               CONSENT AND AMENDMENT NO. 4 TO AMENDED AND RESTATED
                          REFINANCING CREDIT AGREEMENT



                  THIS CONSENT AND AMENDMENT NO. 4 (this "Amendment") is dated as of September 17, 2001, and amends the Amended and Restated Refinancing Credit Agreement, dated as of November 19, 1999, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) ("Borrower") and THE GUARANTORS FROM TIME TO TIME PARTY THERETO ("Guarantors") and THE BANKS FROM TIME TO TIME PARTY THERETO ("Banks") and LASALLE BANK NATIONAL ASSOCIATION, as bookrunner and co-syndication agent ("Agent"), THE CHASE MANHATTAN BANK, as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, LASALLE BANK NATIONAL ASSOCIATION, as an issuing bank, ABN AMRO BANK N.V., as an issuing bank, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, as amended by Amendment No. 1 to Amended and Restated Refinancing Credit Agreement, dated as of November 16, 2000, Amendment No. 2 to Amended and Restated Refinancing Credit Agreement, dated as of March 30, 2001, and Amendment No. 3 to Amended and Restated Refinancing Credit Agreement, dated as of July 18, 2001 (as so amended, the "Credit Agreement").

                                   BACKGROUND
                                   ----------

                  Borrower and certain of its Subsidiaries propose to sell the assets described on Schedule 1.1(C) hereto in accordance with the terms of that Purchase Agreement, dated as of July 24, 2001, among Borrower and General Electric Company, acting through its GE Transportation Systems Business (the "GE Sale");

                  The parties hereto desire to (i) consent to the GE Sale, and
(ii) accordingly amend the Credit Agreement.

                              OPERATIVE PROVISIONS
                              --------------------

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:


                                    ARTICLE I
                             CONSENT AND AMENDMENTS
                             ----------------------

          1.01 Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. As used in this Amendment, "including" is not a term of limitation and means "including without limitation." Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Credit Agreement and each reference to "this Agreement" and similar references contained in the Credit Agreement shall, on and after the date hereof, refer to the Credit Agreement as amended hereby.

          1.02 New Definitions. Section 1.1 [Definitions] of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order in such section:

                  GAIN FROM THE GE SALE shall mean the amount in Dollars of the gain to Borrower and its Subsidiaries, on a consolidated basis, arising from the GE Sale after the payment of all taxes arising in connection therewith, as reported (or to be reported) on the financial statements of Borrower and its Subsidiaries and determined in accordance with GAAP.

                  GE SALE shall mean that sale, to be made pursuant to the terms of the Purchase Agreement, dated as of July 24, 2001, among Borrower and General Electric Company, acting through its GE Transportation Systems Business, of the assets described on Schedule 1.1(C).

          1.03 Consent under and Amendment of Credit Agreement.

          (a) CONSENT. The Banks hereby consent to the GE Sale.

          (b) AMENDMENT TO SECTION 8.2.6(a)(i). Clause (i) of Section 8.2.6(a) is hereby amended and restated in its entirety as follows:

                  (i) Sales, transfers, and other dispositions made or to be made pursuant to the GE Sale, and transactions involving the sale or lease of inventory in the ordinary course of business;

          (c) AMENDMENT TO SECTION 8.2.6(b). Section 8.2.6(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (b) So long as any of the Indentures remain in effect and notwithstanding any other term hereof, but in order to permit Borrower to effect Borrower's tax planning objectives and achieve the synergistic objectives of the Merger and for other general corporate purposes, the aggregate net book value of the assets of all Persons that were Subsidiaries of MotivePower directly prior to the Closing Date (each a "MotivePower Subsidiary") minus the aggregate net book value of the assets of each MotivePower Subsidiary which are sold pursuant to the GE Sale shall at no time decrease by an amount in excess of 10% of the aggregate net book value of the assets of all MotivePower Subsidiaries after giving effect to the GE Sale.

          (d) AMENDMENT TO SECTION 9.1.12. Section 9.1.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  9.1.12   CESSATION OF BUSINESS.

                  The Borrower and its Subsidiaries taken as a whole cease to conduct any material portion of their business as currently conducted or as contemplated, except (i) as expressly permitted under Section 8.2.5 or (ii) as may occur as a result of the GE Sale;

          (e) SCHEDULE 1.1(C). Schedule 1.1(C) to this Amendment hereby is
Schedule 1.1(C) to the Credit Agreement.

          (f) DEFINITION OF CASH FLOW. The definition of "Cash Flow" as set forth in the Credit Agreement is hereby amended and restated in its entirety as follows:

                           CASH FLOW for any period of determination shall mean,
                  without recognition of the Gain from the GE Sale and without recognition of any loss or expense resulting from write-downs of tangible assets or the creation of one-time reserves to recognize the impairment of assets (but solely to the extent that any such write-downs or reserves are not considered noncash charges to net income) required or permitted by GAAP and recorded during the fiscal year of the GE Salein an aggregate amount not to exceed the lesser of $50,000,000 or the Gain from the GE Sale: (i) the sum of net income, depreciation, amortization, other noncash charges to net income, interest expense (including the interest component of payments made in connection with capitalized leases, synthetic leases, and the like), income tax expense, and the actual and direct costs and expenses of and restructuring charges associated with the Merger incurred by Borrower and its Subsidiaries in 1999 and 2000 up to an amount equal to $47,060,000 for Borrower's fiscal year ending in 1999 and up to an amount equal to $25,000,000 for Borrower's fiscal year ending in 2000 minus (ii) noncash credits to net income and extraordinary income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP, other than as set forth above."

         (g) DEFINITION OF CONSOLIDATED TANGIBLE NET WORTH. The definition of "Consolidated Tangible Net Worth" as set forth in the Credit Agreement is hereby amended and restated in its entirety as follows:

                           CONSOLIDATED TANGIBLE NET WORTH shall mean as of any
                  date of determination without duplication, total stockholders' equity (determined and consolidated in accordance with GAAP) adjusted as follows (i) less intangible assets of the Borrower and its Subsidiaries, as of such date of determination, determined and consolidated in accordance with GAAP, (ii) less the Gain from the GE Sale, (iii) plus the amount of any write-downs of tangible assets, plus the amount of any one-time reserves created to recognize the impairment of assets, in each case of any of Borrower or its Subsidiaries required or permitted by GAAP and recorded during the fiscal year of the GE Sale in an aggregate amount not to exceed the lesser of (A) $50,000,000 or (B) the Gain from the GE Sale.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

         2.01 The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party. On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

         2.02 This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         2.03 Neither the execution and delivery of this Amendment nor consummation of the transactions contemplated hereby or by the Credit Agreement as amended hereby nor the consummation and performance of the GE Sale nor compliance with the terms and provisions of the Credit Agreement as amended hereby, by any of the Loan Parties, will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, including the Indentures, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, including the Indentures, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

         2.04 After giving effect to the amendments and consents made herein:
(i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.


                                   ARTICLE III
                 EFFECT, EFFECTIVENESS, CONSENT OF GUARANTORS
                 --------------------------------------------

         3.01 Effectiveness. This Amendment shall become effective as of the date hereof on the date that Agent shall have received from each of the Borrower, the Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof. Within forty-five
(45) days of the date hereof, each of the Loan Parties shall have delivered to the Agent a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as to the due authorization of such Loan Party to enter into this Amendment and of the officer executing this Amendment on its behalf.

         3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control.

         3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.

                                   ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

         4.01 Credit Agreement. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

         4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         4.04 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

         4.05 Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]

             [SIGNATURE PAGE 1 OF 22 TO CONSENT AND AMENDMENT NO. 4]



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.



                                   [BORROWER]


                                      WESTINGHOUSE AIR BRAKE TECHNOLOGIES
                                      CORPORATION(f/k/a Westinghouse Air Brake
                                      Company)


                                      By:
                                          -------------------------------------
                                      (SEAL)
                                      Name:
                                      Title:




                                  [GUARANTORS]


                                      RAILROAD FRICTION PRODUCTS CORPORATION;
                                      VAPOR CORPORATION; MOTIVEPOWER CANADA
                                      CORPORATION; WABTEC DISTRIBUTION
                                      COMPANY; MOTIVEPOWER, INC.; YOUNG
                                      TOUCHSTONE COMPANY; WABTEC ENGINE
                                      SYSTEMS COMPANY; WABTEC HOLDING CORP.;
                                      WABTEC CORPORATION; WABTEC
                                      TRANSPORTATION TECHNOLOGIES, INC.


                                      By:
                                          -------------------------------------
                                      (SEAL)
                                      Name:
                                      Title: Vice President of each of the above
                                             listed companies

             [SIGNATURE PAGE 2 OF 22 TO CONSENT AND AMENDMENT NO. 4]

                               [BANKS AND AGENTS]

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     individually and as Agent, Bookrunner,
                                     Co-Syndication Agent, and an Issuing Bank



                                     By:
                                         --------------------------------------
                                     Name:
                                     Title:

             [SIGNATURE PAGE 3 OF 22 TO CONSENT AND AMENDMENT NO. 4]

                                  ABN AMRO BANK N.V., as an Issuing Bank



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

             [SIGNATURE PAGE 4 OF 22 TO CONSENT AND AMENDMENT NO. 4]

                                 MELLON BANK, N.A., individually and as
                                 Documentation Agent



                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:








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             [SIGNATURE PAGE 5 OF 22 TO CONSENT AND AMENDMENT NO. 4]

                                THE CHASE MANHATTAN BANK, individually and as Administrative Agent



                                By:
                                    -------------------------------------------
                                Name:
                                Title:







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             [SIGNATURE PAGE 6 OF 22 TO CONSENT AND AMENDMENT NO. 4]

                               NATIONAL CITY BANK OF PENNSYLVANIA



                               By:
                                   --------------------------------------------
                               Name:
                               Title:

             [SIGNATURE PAGE 7 OF 22 TO CONSENT AND AMENDMENT NO. 4]

                              PNC BANK, NATIONAL ASSOCIATION



                              By:
                                  ---------------------------------------------
                              Name:
                              Title:







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             [SIGNATURE PAGE 8 OF 22 TO CONSENT AND AMENDMENT NO. 4]

                             FLEET NATIONAL BANK (formerly BankBoston, N.A.)



                             By:
                                 ---------------------------------------------
                             Name:
                             Title:







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             [SIGNATURE PAGE 9 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                    U.S. BANK NATIONAL ASSOCIATION



                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:







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            [SIGNATURE PAGE 10 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                   THE BANK OF NEW YORK, individually and as
                                   Co-Syndication Agent



                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:







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            [SIGNATURE PAGE 11 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                   BANK ONE, N.A.



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:

            [SIGNATURE PAGE 12 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                    FIRST UNION NATIONAL BANK



                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:




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            [SIGNATURE PAGE 13 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                   DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:

            [SIGNATURE PAGE 14 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                      THE BANK OF NOVA SCOTIA



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:







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            [SIGNATURE PAGE 15 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                BANK OF TOKYO-MITSUBISHI TRUST CO.



                                By:
                                    -------------------------------------------
                                Name:
                                Title:





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            [SIGNATURE PAGE 16 OF 22 TO CONSENT AND AMENDMENT NO. 4]



                                  CREDIT AGRICOLE INDOSUEZ



                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title:

            [SIGNATURE PAGE 17 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                    CREDIT LYONNAIS NEW YORK BRANCH



                                    By:
                                        ---------------------------------------
                                    Name:
                                    Title:

            [SIGNATURE PAGE 18 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                      CREDIT SUISSE FIRST BOSTON



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:


                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:

            [SIGNATURE PAGE 19 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                   THE DAI-ICHI KANGYO BANK, LTD.



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:

            [SIGNATURE PAGE 20 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                MANUFACTURERS AND TRADERS TRUST COMPANY



                                By:
                                    -------------------------------------------
                                Name:
                                Title:

            [SIGNATURE PAGE 21 OF 22 TO CONSENT AND AMENDMENT NO. 4]





                                   SUNTRUST BANK



                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:

            [SIGNATURE PAGE 22 OF 22 TO CONSENT AND AMENDMENT NO. 4]


                                 CHASE MANHATTAN BANK USA, N.A., as an Issuing Bank



                                 By:
                                     ------------------------------------------
                                 Name:
                                 Title:

                                 SCHEDULE 1.1(C)


                    ASSETS TO BE SOLD PURSUANT TO THE GE SALE


         (a) all of the Acquired Subsidiaries Shares (as hereinafter defined);

         (b) all of the assets, properties, rights (contractual or otherwise) and business of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned or principally used by any Wabtec Group Member (as hereinafter defined) in connection with the Business (as hereinafter defined);

         (c) together with such other assets, rights, business, and property as are incidental to the foregoing; and

         (d) plus or minus such assets, rights, business, and property which have in the aggregate a net effect not exceeding $20,000,000 on the consideration paid or to be paid under the Purchase Agreement, dated as of July 24, 2001, among Borrower and General Electric Company (acting through its GE Transportation Systems Business) and reflecting any one or more amendments thereto since July 24, 2001.

The following words and terms used in this Schedule 1.1(C) shall have the following respective meanings, unless the context clearly requires otherwise:


"ACQUIRED SUBSIDIARIES SHARES" means collectively all of the outstanding shares of capital stock of MPI de Mexico, S.A. de C.V., MPI Noreste, S.A. de C.V., and Motor Coils de Mexico, S.A. de C.V


"BUSINESS" shall mean the Westinghouse Air Brake Technologies Corporation locomotive component manufacturing, remanufacturing, reverse engineering, aftermarket parts supply and locomotive service business listed below:

1. Motive Power, Inc.'s locomotive services business performed on BNSF freight locomotives and based in Barstow, CA.

2. Motive Power, Inc.'s EMD 645 series diesel engine Tier 0 emissions technology as developed as of the date of close which GETS must complete then license to Wabtec as developed at MPI in Boise, ID.

3. Motor Coils Manufacturing Company's new and remanufactured traction motor, new and remanufactured locomotive generators, alternators and electrical auxiliaries, and new and remanufactured field coils and armature coil kits businesses based in San Luis Potosi, Mexico, Emporium, PA, St. Louis, MO, and currently located in Braddock, PA, for all market applications of those products and services including locomotive, drilling drives and marine propulsion.

4. Wabtec Distribution Company's (formerly Power Parts Company) locomotive aftermarket parts and kits sourcing and distribution business based in Elk Grove Village, IL.

5. The businesses formerly operated by G&G Locotronics, now operated by Wabtec Distribution Company, based in Elk Grove Village, IL, of new and remanufactured EMD High Voltage Cabinets, EMD HEP Cabinets, EMD control stands, new 480 volt molded passenger car jumpers and accessories, new 27 pin locomotive jumpers and accessories, repaired Dash 2 modules, EMD and Siemens brand contractors and switches, EMD controllers and cab stands, locomotive lighting products, externally sourced distributed products and sub-components of the aforementioned (excluding the businesses of Vapor, Q-Tron and Wabtec Railways Electronics) with some exceptions defined as exceptions to the Restricted Activities.

6. Wabtec Engine Systems Company's business based in Latham, NY and Elk Grove Village, IL including new manufacture of, remanufacture of, sourcing of, repair of and parts for (i) EMD 567, 645, and 710, Alco, and certain GE Turbochargers, (ii) EMD 645 and 710 Power Assemblies and (iii) assorted other EMD and GE diesel engine components as sourced or manufactured by Engine Systems for all market applications of those products and services including locomotive, stationary power and marine diesel engines.

7. MPI de Mexico, S.A. de C.V's complete locomotive backship and running maintenance capability, railcar repair services and locomotive and railcar wheel-set manufacture and repair business based in San Luis Potosi, MX, Acambaro, MX and Mexico City, MX; provided that the Wabtec Service Center and the activities of Young Touchstone division at San Louis Potosi are excluded.

8. All drawings, intellectual property, manuals, know-how, trade secret or confidential information, supplier lists, customer lists, process documentation, business records, proposals, inventory, and contracts primarily related to any of the above, including contracts owned and proposals submitted by Wabtec on behalf of the above such as Freight Australia Material Supply contract and the A.L.L. locomotive services proposal.

"WABTEC" means Westinghouse Air Brake Technologies Corporation.


"WABTEC GROUP MEMBER" means Wabtec, any of its direct or indirect subsidiaries, or any parent entity of any of the foregoing.